SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 19, 2001


                               CNB FINANCIAL CORP.
             (Exact name of registrant as specified in its charter)



                                    New York
                 (State or other jurisdiction of incorporation)


         0-23730                                      22-3203747
(Commission File Number)                  (I.R.S. Employer Identification No.)

24 Church Street, Canajoharie, New York                 13317
(Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code: (518) 673-3243



                                (NOT APPLICABLE)
          (Former name or former address, if changed since last report)


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Item 5. Other Events.

                  On June 19, 2001, the Registrant, CNB Financial Corp., a New York corporation ("CNB"), entered into a definitive Agreement and Plan of Merger with NBT Bancorp Inc. ("NBT"), dated as of June 19, 2001 (the "Merger Agreement"). Information relating to NBT is on file with the Securities and Exchange Commission (File No. 0-14703). The press release issued by CNB and NBT with respect to the announcement of the transaction described herein is filed as
Exhibit 99.2 hereto and incorporated herein by reference.

         Pursuant to the Merger Agreement, CNB will merge with and into NBT (the "Merger"), with NBT as the surviving corporation. Each share of CNB's common stock outstanding at the time the Merger becomes effective (subject to certain exceptions set forth in the Merger Agreement) will be converted into 1.2 shares of NBT common stock and cash in lieu of any fractional share. In connection with the Merger Agreement, CNB rescinded its stock repurchase program. Consummation of the Merger is subject to the approval of each company's stockholders, receipt of requisite regulatory approvals and other customary closing conditions. The Merger is expected to close in the fourth quarter of 2001 and is intended to be accounted for as a pooling-of-interests and to qualify as a tax-free exchange for CNB stockholders. A copy of the Merger Agreement is incorporated by reference as Exhibit 2.1. The foregoing description of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement.

         CNB also granted NBT an option to acquire a number of shares of CNB's common stock equal to 2.9% of CNB's common stock outstanding as of the first date the option becomes exercisable at an exercise price of $13.74 per share. The option is exercisable in the event of certain circumstances involving transactions with third parties, acts of third parties, or break-up of the Merger Agreement. A copy of the Stock Option Agreement is incorporated by reference as Exhibit 99.1. The foregoing description of the Stock Option Agreement is qualified in its entirety by reference to the Stock Option Agreement.

         The Merger Agreement contemplates that three of CNB's current directors will join NBT's Board of Directors upon completion of the Merger.

         Simultaneously with completion of the Merger, CNB's principal subsidiary, Central National Bank, Canajoharie, will merge with and into NBT Bank, N.A., NBT's principal banking subsidiary, with NBT Bank being the surviving bank in the bank merger.

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

              (a) Not Applicable.

              (b) Not Applicable.

              (c) Exhibits.

         The following exhibits are filed with this Current Report or incorporated by reference into this Current Report on Form 8-K:

Exhibit
Number         Description
------         -----------

2.1 Agreement and Plan of Merger, dated as of June 19, 2001, between NBT Bancorp Inc. and CNB Financial Corp. Incorporated by reference to Exhibit 2.1 to NBT's Current Report on Form 8-K, dated June 22, 2001 (File No. 0-14703) (the "NBT 8-K").

99.1 Stock Option Agreement, dated June 19, 2001, between CNB Financial Corp. as "Issuer" and NBT Bancorp Inc. as "Grantee." Incorporated by reference to Exhibit 2.3 to the NBT 8-K.

99.2 Joint press release by CNB Financial Corp. and NBT Bancorp Inc., dated June 19, 2001. Filed herewith.







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 CNB FINANCIAL CORP.


Date:  June 22, 2001                             By: /s/ Peter J. Corso
                                                     ---------------------------
                                                     Peter J. Corso
                                                     Executive Vice President
                                                     and Chief Financial Officer


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                                  EXHIBIT INDEX


Exhibit 99.2 Joint press release by CNB Financial Corp. and NBT Bancorp Inc., dated June 19, 2001.






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